Exhibit 99.1

FOR IMMEDIATE RELEASE David Kelley 224-727-2535 dkelley@littelfuse.com
LITTELFUSE REPORTS FOURTH QUARTER AND FULL YEAR RESULTS FOR 2024
Consistent Execution Drives Fourth Quarter Results In-line with Prior Guidance

CHICAGO, January 28, 2025 - Littelfuse, Inc. (NASDAQ: LFUS), a diversified, industrial technology manufacturing company empowering a sustainable, connected, and safer world, today reported financial results for the fourth quarter and full year ended December 28, 2024:

Fourth Quarter 2024 Results
•Net sales of $530 million were down 1% versus the prior year period and flat organically
•GAAP diluted loss per share was $1.57, which includes $93m in non-cash goodwill and intangible impairment charges
•Adjusted diluted EPS was $2.04
•Cash flow from operations was $161 million and free cash flow was $135 million

Full Year 2024 Results
•Net sales of $2.2 billion were down 7% versus the prior year period and organically
•GAAP diluted EPS was $4.51 adjusted diluted EPS was $8.48
•Cash flow from operations was $368 million and free cash flow was $292 million

“Our fourth quarter performance, which was in-line with our expectations, reflects ongoing operational execution and our steadfast commitment to our diverse and global customer base,” said Dave Heinzmann, Littelfuse President and Chief Executive Officer. “For the full year 2024, we delivered strong cash conversion while our focused profitability enhancements drove solid second half margin expansion amid difficult end market conditions. Our continued design win momentum, meaningful content opportunities, broad end market exposures and operational improvements position us well as we expect to deliver solid earnings expansion in 2025.”

First Quarter of 2025*

Based on current market conditions, for the first quarter the company expects,
•Net sales in the range of $520 - $550 million, adjusted diluted EPS in the range of $1.70 - $1.90 and an adjusted effective tax rate of approximately 26%

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*Littelfuse provides guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, restructuring, impairment and other charges, certain purchase accounting adjustments, non-operating foreign exchange adjustments and significant and unusual items. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to forecast the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.

Dividend
•The company will pay a cash dividend on its common stock of $0.70 per share on March 6, 2025, to shareholders of record as of February 20, 2025

Conference Call and Webcast Information
Littelfuse will host a conference call on Wednesday, January 29, 2025, at 9:00 a.m. Central Time to discuss the results. The call will be broadcast and available for replay at Littelfuse.com. A slide presentation is available in the Investor Relations section of the company’s website at Littelfuse.com.

About Littelfuse
Littelfuse, Inc. (NASDAQ: LFUS) is a diversified, industrial technology manufacturing company empowering a sustainable, connected, and safer world. Across more than 20 countries, and with approximately 16,000 global associates, we partner with customers to design and deliver innovative, reliable solutions. Serving over 100,000 end customers, our products are found in a variety of industrial, transportation and electronics end markets – everywhere, every day. Learn more at Littelfuse.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s (“Littelfuse” or the “Company”) current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse accounting policies; labor disputes and shortages; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; limited realization of the expected benefits from investment and strategic plans; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 30, 2023.

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Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 30, 2023, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.

Non-GAAP Financial Measures
The information included in this press release includes the non-GAAP financial measures of organic net sales (decline) growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, adjusted effective tax rate, free cash flow, net debt, consolidated EBITDA, and consolidated net leverage ratio (as defined in the credit agreement). Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the attached schedules. The company believes that organic net sales (decline) growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that net debt, consolidated EBITDA, and consolidated net leverage ratio are useful measures of its credit position. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

LFUS-F

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Littelfuse Inc. 6133 North River Road, Suite 500 Rosemont, Illinois 60018 p: (773) 628-1000 www.littelfuse.com

LITTELFUSE, INC.
CONSOLIDATED BALANCE SHEETS

(in thousands)	December 28, 2024	December 30, 2023
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$724,924	$555,513
Short-term investments	976	235
Trade receivables, less allowances of $69,990 and $84,696, respectively	294,371	287,018
Inventories	429,754	474,607
Prepaid income taxes and income taxes receivable	11,749	8,701
Prepaid expenses and other current assets	105,659	82,526
Total current assets	1,567,433	1,408,600
Net property, plant, and equipment	477,068	493,153
Intangible assets, net of amortization	482,118	606,136
Goodwill	1,228,502	1,309,998
Investments	23,245	24,821
Deferred income taxes	4,899	10,486
Right of use lease assets	72,211	62,370
Other long-term assets	48,168	79,711
Total assets	$3,903,644	$3,995,275

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$188,359	$173,535
Accrued liabilities	148,944	149,214
Accrued income taxes	29,658	38,725
Current portion of long-term debt	67,612	14,020
Total current liabilities	434,573	375,494
Long-term debt, less current portion	788,502	857,915
Deferred income taxes	95,532	110,820
Accrued post-retirement benefits	29,836	34,422
Non-current lease liabilities	60,559	49,472
Other long-term liabilities	68,217	86,671
Total equity	2,426,425	2,480,481
Total liabilities and equity	$3,903,644	$3,995,275

LITTELFUSE, INC.
CONSOLIDATED STATEMENTS OF NET (LOSS) INCOME
(Unaudited)

	Three Months Ended		Fiscal Year Ended
(in thousands, except per share data)	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023
Net sales	$529,505	$533,807	$2,190,768	$2,362,657
Cost of sales	339,186	340,226	1,389,745	1,462,416
Gross profit	190,319	193,581	801,023	900,241

Selling, general, and administrative expenses	87,694	84,598	351,089	354,655
Research and development expenses	26,490	25,159	107,773	102,429
Amortization of intangibles	14,709	16,021	62,127	65,794
Restructuring, impairment, and other charges	98,112	3,280	108,441	16,501
Total operating expenses	227,005	129,058	629,430	539,379
Operating (loss) income	(36,686)	64,523	171,593	360,862

Interest expense	9,359	10,063	38,717	39,866
Foreign exchange (gain) loss	(13,503)	3,602	(9,230)	12,299
Other income, net	(2,654)	(8,091)	(22,570)	(19,901)
(Loss) income before income taxes	(29,888)	58,949	164,676	328,598
Income taxes	9,085	16,068	51,673	69,113
Net (loss) income	$(38,973)	$42,881	$113,003	$259,485

(Loss) income per share:
Basic	$(1.57)	$1.72	$4.55	$10.44
Diluted	$(1.57)	$1.71	$4.51	$10.34

Weighted-average shares and equivalent shares outstanding:
Basic	24,818	24,905	24,821	24,854
Diluted	24,818	25,111	25,039	25,102

Comprehensive (loss) income	$(134,552)	$86,590	$22,459	$299,432

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended
(in thousands)	December 28, 2024	December 30, 2023
OPERATING ACTIVITIES
Net income	$113,003	$259,485
Adjustments to reconcile net income to net cash provided by operating activities	245,835	173,776
Changes in operating assets and liabilities:
Trade receivables	(15,347)	24,517
Inventories	33,662	82,471
Accounts payable	16,260	(36,277)
Accrued liabilities and income taxes	(44,200)	(61,022)
Prepaid expenses and other assets	18,408	14,437
Net cash provided by operating activities	367,621	457,387

INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	—	(198,810)
Purchases of property, plant, and equipment	(75,877)	(86,188)
Net proceeds from sale of property, plant, and equipment	10,836	832
Other	(741)	(151)
Net cash used in investing activities	(65,782)	(284,317)

FINANCING ACTIVITIES
Net payments of credit facility and senior notes	(7,500)	(128,802)
Cash dividends paid	(67,061)	(62,161)
Purchases of common stock	(40,862)	—
All other cash provided by financing activities	2,987	5,237
Net cash used in financing activities	(112,436)	(185,726)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(20,089)	4,840
Increase (decrease) in cash, cash equivalents, and restricted cash	169,314	(7,816)
Cash, cash equivalents, and restricted cash at beginning of period	557,123	564,939
Cash, cash equivalents, and restricted cash at end of period	$726,437	$557,123

LITTELFUSE, INC.
NET SALES AND OPERATING INCOME BY SEGMENT
(Unaudited)

	Fourth Quarter			Year-to-Date
(in thousands)	2024	2023	% (Decline) / Growth	2024	2023	% (Decline) / Growth
Net sales
Electronics	$285,841	$297,753	(4.0)%	$1,186,773	$1,350,426	(12.1)%
Transportation	161,723	162,570	(0.5)%	672,434	678,278	(0.9)%
Industrial	81,941	73,484	11.5%	331,561	333,953	(0.7)%
Total net sales	$529,505	$533,807	(0.8)%	$2,190,768	$2,362,657	(7.3)%

Operating (loss) income
Electronics	$35,186	$53,553	(34.3)%	$168,045	$300,581	(44.1)%
Transportation	14,614	7,619	91.8%	69,539	33,634	106.8%
Industrial	13,977	9,350	49.5%	46,031	54,800	(16.0)%
Other (a)	(100,463)	(5,999)	N.M.	(112,022)	(28,153)	N.M.
Total operating (loss) income	$(36,686)	$64,523	(156.9)%	$171,593	$360,862	(52.4)%
Operating Margin	(6.9)%	12.1%		7.8%	15.3%

Interest expense	9,359	10,063		38,717	39,866
Foreign exchange (gain) loss	(13,503)	3,602		(9,230)	12,299
Other income, net	(2,654)	(8,091)		(22,570)	(19,901)
(Loss) income before income taxes	$(29,888)	$58,949	(150.7)%	$164,676	$328,598	(49.9)%

(a)"other" typically includes non-GAAP adjustments such as acquisition-related and integration costs, purchase accounting inventory adjustments and restructuring and impairment charges. (See Supplemental Financial Information for details.)

N.M. - Not meaningful

	Fourth Quarter			Year-to-Date
(in thousands)	2024	2023	% (Decline) / Growth	2024	2023	% (Decline) / Growth
Operating Margin
Electronics	12.3%	18.0%	(5.7)%	14.2%	22.3%	(8.1)%
Transportation	9.0%	4.7%	4.3%	10.3%	5.0%	5.3%
Industrial	17.1%	12.7%	4.4%	13.9%	16.4%	(2.5)%

LITTELFUSE, INC.

SUPPLEMENTAL FINANCIAL INFORMATION

(In millions of USD except per share amounts - unaudited)

Non-GAAP EPS reconciliation
	Q4-24	Q4-23	YTD-24	YTD-23
GAAP diluted EPS	$(1.57)	$1.71	$4.51	$10.34
EPS impact of Non-GAAP adjustments (below)	3.61	0.31	3.97	1.40
Adjusted diluted EPS	$2.04	$2.02	$8.48	$11.74

Non-GAAP adjustments - (income) / expense
	Q4-24	Q4-23	YTD-24	YTD-23
Acquisition-related and integration costs (a)	$2.3	$2.7	$5.1	$11.7
Restructuring, impairment and other charges (b)	98.1	3.3	108.4	16.5
Gain on sale of fixed assets (c)	—	—	(1.5)	—
Non-GAAP adjustments to operating income	100.4	6.0	112.0	28.2
Other expense (income), net (d)	1.6	—	1.3	(0.2)
Non-operating foreign exchange (gain) loss	(13.5)	3.6	(9.2)	12.3
Non-GAAP adjustments to income before income taxes	88.5	9.6	104.1	40.3
Income taxes (e)	(1.5)	1.8	4.7	5.0
Non-GAAP adjustments to net income	$90.0	$7.8	$99.4	$35.3

Total EPS impact	$3.61	$0.31	$3.97	$1.40

Adjusted operating margin / Adjusted EBITDA reconciliation
	Q4-24	Q4-23	YTD-24	YTD-23
Net (loss) income	$(39.0)	$42.9	$113.0	$259.5
Add:
Income taxes	9.1	16.1	51.7	69.1
Interest expense	9.4	10.1	38.7	39.9
Foreign exchange (gain) loss	(13.5)	3.6	(9.2)	12.3
Other income, net	(2.7)	(8.1)	(22.6)	(19.9)
GAAP operating (loss) income	$(36.7)	$64.5	$171.6	$360.9
Non-GAAP adjustments to operating (loss) income	100.4	6.0	112.0	28.2
Adjusted operating income	$63.8	$70.5	$283.6	$389.0
Amortization of intangibles	14.7	16.0	62.1	65.8
Depreciation expenses	17.3	18.1	68.3	71.6
Adjusted EBITDA	$95.8	$104.6	$414.1	$526.4

Net sales	$529.5	$533.8	$2,190.8	$2,362.7
Net (loss) income as a percentage of net sales	(7.4)%	8.0%	5.2%	11.0%
Operating margin	(6.9)%	12.1%	7.8%	15.3%
Adjusted operating margin	12.0%	13.2%	12.9%	16.5%
Adjusted EBITDA margin	18.1%	19.6%	18.9%	22.3%

Adjusted EBITDA by Segment	Q4-24			Q4-23
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$35.2	$14.6	$14.0	$53.6	$7.6	$9.4
Add:
Add back amortization	9.8	3.4	1.5	9.8	3.6	2.6
Add back depreciation	10.4	5.4	1.5	10.3	6.4	1.4
Adjusted EBITDA	$55.3	$23.4	$17.0	$73.7	$17.6	$13.4
Adjusted EBITDA Margin	19.3%	14.5%	20.8%	24.7%	10.8%	18.2%

Adjusted EBITDA by Segment	YTD-24			YTD-23
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$168.0	$69.5	$46.0	$300.6	$33.6	$54.8
Add:
Add back amortization	39.4	13.5	9.2	39.9	15.8	10.1
Add back depreciation	40.4	22.1	5.8	39.5	26.7	5.4
Adjusted EBITDA	$247.9	$105.2	$61.0	$379.9	$76.1	$70.4
Adjusted EBITDA Margin	20.9%	15.6%	18.4%	28.1%	11.2%	21.1%

Net sales reconciliation	Q4-24 vs. Q4-23
	Electronics	Transportation	Industrial	Total
Net sales (decline) growth	(4)%	(1)%	12%	(1)%
Less:
FX impact	—%	—%	—%	—%
Organic net sales (decline) growth	(4)%	(1)%	12%	—%

Net sales reconciliation	YTD-24 vs. YTD-23
	Electronics	Transportation	Industrial	Total
Net sales decline	(12)%	(1)%	(1)%	(7)%
Less:
FX impact	—%	—%	—%	—%
Organic net sales decline	(12)%	(1)%	(1)%	(7)%

Income tax reconciliation
	Q4-24	Q4-23	YTD-24	YTD-23
Income taxes	$9.1	$16.1	$51.7	$69.1
Effective rate	(30.4)%	27.3%	31.4%	21.0%
Non-GAAP adjustments - income taxes	(1.5)	1.8	4.7	5.0
Adjusted income taxes	$7.6	$17.9	$56.4	$74.1
Adjusted effective rate	12.9%	26.1%	21.0%	20.1%

Free cash flow reconciliation
	Q4-24	Q4-23	YTD-24	YTD-23
Net cash provided by operating activities	$160.6	$144.2	$367.6	$457.4
Less: Purchases of property, plant and equipment	(25.8)	(23.0)	(75.9)	(86.2)
Free cash flow	$134.8	$121.2	$291.7	$371.2

Consolidated Total Debt	As of December 28, 2024
Consolidated Total Debt	$856.1
Unamortized debt issuance costs	2.8
Finance lease liability	0.3
Consolidated funded indebtedness	$859.2
Cash held in U.S. (up to $400 million)	302.2
Net debt	$557.0

Consolidated EBITDA	Twelve Months Ended December 28, 2024
Net Income	$112.8
Interest expense	38.7
Income taxes	51.7
Depreciation	68.3
Amortization	62.1
Non-cash additions:
Stock-based compensation expense	26.0
Unrealized loss on investments	(0.1)
Impairment charges	93.5
Other	3.7
Consolidated EBITDA (1)	$456.7

Consolidated Net Leverage Ratio (as defined in the Credit Agreement) *	1.2x
* Our Credit Agreement and Private Placement Note with maturities ranging from 2024 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered.

The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries).

(1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.

Note: Total will not always foot due to rounding.

(a) reflected in selling, general and administrative expenses ("SG&A").

(b) reflected in restructuring, impairment and other charges. In the fourth quarter 2024, the Company recorded $92.6 million of non-cash impairment charges, which included $47.8 million for the impairment of intangible assets primarily related to certain acquired customer relationships, developed technology, and tradename in the Industrial controls and sensors reporting unit within the Industrial segment, and $36.1 million and $8.6 million non-cash goodwill impairment charge associated with the Industrial controls and sensors reporting unit within the Industrial segment and the Automotive sensors reporting unit within the Transportation segment, respectively. In addition, during the first quarter of 2024, the Company recognized a $0.9 million impairment related to certain machinery and equipment in the commercial vehicle business within the Transportation segment.

(c) 2024 amount reflected a gain of $0.5 million recorded for the sale of a land use right within the Electronics segment and a gain of $1.0 million for the sale of two buildings within the Transportation segment.

(d) 2024 included $1.8 million increase in coal mining reserves, partially offset by a reversal of $0.5 million for an asset retirement obligation charge related the disposal of a business in 2019. 2023 amount included $0.2 million gain from the sale of a building within the Electronics segment.

(e) reflected the tax impact associated with the non-GAAP adjustments.

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